Exhibit 10

AMENDMENT NO. 1 TO THE
HIGHWOODS PROPERTIES, INC.
2021 LONG-TERM EQUITY INCENTIVE PLAN

This Amendment No. 1 (this “Amendment”), dated as of February 10, 2025, is hereby made to the 2021 Long-Term Equity Incentive Plan (the “Plan”) of Highwoods Properties, Inc. (the “Company”).

WHEREAS, the Plan was approved by the holders of a majority of the outstanding Shares at a duly authorized meeting of the Company’s stockholders on May 11, 2021;

WHEREAS, the Plan originally provided that the total number of Shares available for grant under the Plan shall not exceed 3,000,000 and that no more than 1,000,000 Shares may be granted as Restricted Stock and Restricted Stock Units;

WHEREAS, the Company has to date granted 757,640 Shares to Participants since adoption of the Plan by stockholders that remain outstanding as of the date hereof, all of which have been in the form of Shares of Restricted Stock;

WHEREAS, the Board has the power to amend the Plan without the consent of any other person so long as such amendment (1) does not permit the repricing, replacing or regranting of an Option either in connection with the cancellation of such Option or by amending an Award Agreement to lower the exercise price of such Option; and (2) is not a “material revision” to the Plan as such term is defined by Section 303A.08 of the New York Stock Exchange Listed Company Manual (or any successor rule); and

WHEREAS, after having made a reasonable determination that the Amendment meets the criteria for adoption and approval without the consent of any other person, the Board has approved and adopted this Amendment.

NOW, THEREFORE, the Plan is hereby amended as follows:

SECTION 1
DEFINED TERMS

The capitalized terms used herein shall have the meanings ascribed thereto in the Plan, except as otherwise defined or limited herein.

SECTION 2
EFFECTIVE TIME OF THE AMENDMENT

The Amendment shall become effective as of February 10, 2025.

SECTION 3
AMENDMENT OF SECTION 5.1

Section 5.1 of the Plan is hereby amended and restated in its entirety as follows:

5.1    Number of Shares. Subject to adjustment as provided in Section 5.3, the total number of Shares available for grant under the Plan shall not exceed 1,035,000 Shares.

Except as amended by this Amendment, the Plan is hereby ratified and confirmed in all other respects and shall otherwise remain unmodified and in full force and effect.

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